UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 4, 2014

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities

On March 4, 2014, Legg Mason, Inc. (the “Company”), entered into a definitive agreement to acquire QS Investors Holdings, LLC, a Delaware limited liability company (“QS Investors”). Over time, Batterymarch Financial Management, Inc., and Legg Mason Global Asset Allocation, LLC, both wholly owned subsidiaries of the Company, will be integrated into QS Investors to leverage the best aspects of each subsidiary (the “Transaction”).

In connection with the Transaction, the Company expects to incur restructuring and transition costs of approximately $35 million, including $3 million in the quarter ending March 31, 2014, $30 million in fiscal year ending March 31, 2015, and $2 million in the fiscal year ending March 31, 2016. These restructuring and transition costs include employee related costs of approximately $30 million and certain other costs.

Certain statements included in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from those expressed or implied by any forward-looking statements. The Company generally has no duty to update any of the forward-looking statements after the date of this Form 8-K. More information on potential factors that could affect the Company’s future results is included from time to time under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Forward-Looking Statements” and “Risk Factors” in the Company’s periodic reports filed with the SEC, including, without limitation, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Item 8.01    Other Events.

In connection with the acquisition of QS Investors, the Company will pay consideration consisting of an initial purchase price of $11 million plus up to an aggregate additional $30 million contingent upon the achievement of certain net revenue targets during the 2nd and 4th years following the acquisition. On March 4, 2014, the Company issued a press release announcing the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits
Exhibit No.    Subject Matter

99.1	Press Release dated March 4, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

Date: March 5, 2014	By:	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

LEGG MASON, INC.
EXHIBIT INDEX

Exhibit No. Subject Matter

99.1	Press Release dated March 4, 2014.